Exhibit 99.1
N e w s     R e l e a s e

October 17, 2005	FOR IMMEDIATE RELEASE
Park National Corporation reports third quarter 2005 earnings
NEWARK, Ohio — The Park National Corporation (“Park”) (AMEX: PRK) today announced earnings for the third quarter of 2005. Net income for the quarter totaled $24.295 million, a 3.2 percent increase from $23.547 million in the same period in 2004. Diluted earnings per share for the quarter totaled $1.69 per share, a 3.7 percent increase compared to $1.63 per share in the third quarter of last year.
Year-to-date net income (as of September 30) was $72.407 million, a 2.5 percent increase over the same nine-month period in 2004, which reported a net income of $70.610 million. Diluted earnings per share for the first three quarters of 2005 were $5.03 per share, a 3.1 percent increase over the first three quarters of 2004, which reported $4.88 in diluted earnings per share.
Headquartered in Newark, Ohio, Park is a bank holding company with $5.5 billion in consolidated total assets. Its family of 12 community banks and 2 specialty finance companies operate 133 offices throughout 29 Ohio counties. They include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, First Clermont Division, Scope Aircraft Finance (Scope Leasing Inc.), and Guardian Financial Services.
For more information visit www.parknationalcorp.com. Financial tables are below.
Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792
Safe Harbor Statement
Except for the historical and present factual information contained in this press release, the matters discussed in this press release are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including: the impact of competition; changes in economic conditions in Park’s market area; changes in policies by regulatory agencies; fluctuations in interest rates; demand for loans in Park’s market area; and other risk factors relating to our industry as detailed from time to time in Park’s reports filed with the SEC. Park wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
SEPTEMBER 30, 2005

INCOME STATEMENT	THREE MONTHS ENDED			NINE MONTHS ENDED
	SEPTEMBER 30,			SEPTEMBER 30,
			PERCENT			PERCENT
	2005	2004	CHANGE	2005	2004	CHANGE
NET INTEREST INCOME	$55,551	$53,810	3.24%	$165,408	$158,948	4.06%

PROVISION FOR LOAN LOSSES	1,600	2,745	-41.71%	4,007	6,115	-34.47%

OTHER INCOME	15,154	13,009	16.49%	44,720	39,927	12.00%

GAIN (LOSS) ON SALE OF SECURITIES	0	0		96	106

OTHER EXPENSE	34,342	31,092	10.45%	103,080	92,912	10.94%

INCOME BEFORE TAXES	34,763	32,982	5.40%	103,137	99,954	3.18%

NET INCOME	24,295	23,547	3.18%	72,407	70,610	2.54%

NET INCOME PER SHARE-BASIC	1.70	1.65	3.03%	5.06	4.92	2.85%

NET INCOME PER SHARE-DILUTED	1.69	1.63	3.68%	5.03	4.88	3.07%

CASH DIVIDENDS PER SHARE	0.90	0.838	7.40%	2.70	2.514	7.40%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.74%	1.84%		1.73%	1.87%

RETURN ON AVERAGE EQUITY	17.08%	17.84%		17.26%	17.70%

YIELD ON EARNING ASSETS	6.23%	5.77%		6.08%	5.78%

COST OF PAYING LIABILITIES	2.26%	1.50%		2.11%	1.48%

NET INTEREST MARGIN	4.36%	4.54%		4.32%	4.56%

EFFICIENCY RATIO	48.15%	46.00%		48.60%	46.17%

NET LOAN CHARGE-OFFS	$1,585	$2,096		$3,817	$4,518

NET CHARGE-OFFS AS A PERCENT OF LOANS	0.19%	0.29%		0.16%	0.22%

BALANCE SHEET
AT SEPTEMBER 30,			PERCENT
	2005	2004	CHANGE

INVESTMENTS	$1,766,252	$1,955,443	-9.68%

LOANS	3,298,402	2,873,433	14.79%

LOAN LOSS RESERVE	70,367	64,739	8.69%

GOODWILL AND OTHER INTANGIBLES	69,825	11,849	489.29%

TOTAL ASSETS	5,518,173	5,135,570	7.45%

DEPOSITS	3,821,312	3,535,405	8.09%

BORROWINGS	1,065,821	981,105	8.63%

EQUITY	563,436	553,317	1.83%

BOOK VALUE PER SHARE	39.71	38.71	2.58%

NONPERFORMING LOANS	21,536	20,235	6.43%

NONPERFORMING ASSETS	23,696	23,600	0.41%

PAST DUE 90 DAY LOANS	7,536	7,237	4.13%

RATIOS
LOANS/ASSETS	59.77%	55.95%

NONPERFORMING LOANS/LOANS	0.65%	0.70%

PAST DUE 90 DAY LOANS/LOANS	0.23%	0.25%

LOAN LOSS RESERVE/LOANS	2.13%	2.25%

EQUITY/ASSETS	10.21%	10.77%

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Interest income:
Interest and fees on loans	$57,338	$45,130	$164,109	$132,062

Interest on:
Obligations of U.S. Government, its agencies and other securities	21,229	22,187	65,778	65,714

Obligations of states and political subdivisions	1,095	1,255	3,449	3,904

Other interest income	106	32	319	83

Total interest income	79,768	68,604	233,655	201,763

Interest expense:
Interest on deposits:
Demand and savings deposits	4,111	1,821	10,601	4,834

Time deposits	10,851	8,181	30,306	24,759

Interest on borrowings	9,255	4,792	27,340	13,222

Total interest expense	24,217	14,794	68,247	42,815

Net interest income	55,551	53,810	165,408	158,948

Provision for loan losses	1,600	2,745	4,007	6,115

Net interest income after provision for loan losses	53,951	51,065	161,401	152,833

Other income	15,154	13,009	44,720	39,927

Gain (loss) on sale of securities	—	—	96	106

Other expense:
Salaries and employee benefits	19,812	17,838	59,364	53,082

Occupancy expense	2,113	1,803	6,544	5,267

Furniture and equipment expense	1,242	1,333	3,991	4,398

Other expense	11,175	10,118	33,181	30,165

Total other expense	34,342	31,092	103,080	92,912

Income before federal income taxes	34,763	32,982	103,137	99,954

Federal income taxes	10,468	9,435	30,730	29,344

Net income	$24,295	$23,547	$72,407	$70,610

Per Share:
Net income — basic	$1.70	$1.65	$5.06	$4.92

Net income — diluted	$1.69	$1.63	$5.03	$4.88

Weighted average shares — basic	14,256,723	14,289,060	14,300,005	14,358,027

Weighted average shares — diluted	14,338,418	14,427,971	14,397,838	14,481,842

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	September 30,
	2005	2004

Assets

Cash and due from banks	$157,321	$141,530

Federal funds sold	42,143	—

Interest bearing deposits	500	—

Investment securities	1,766,252	1,955,443

Loans (net of unearned interest)	3,298,402	2,873,433

Allowance for possible loan losses	70,367	64,739

Loans, net	3,228,035	2,808,694

Bank premises and equipment, net	47,222	37,179

Other assets	276,700	192,724

Total assets	$5,518,173	$5,135,570

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$649,897	$567,708

Interest-bearing	3,171,415	2,967,697

Total deposits	3,821,312	3,535,405

Borrowings	1,065,821	981,105

Other liabilities	67,604	65,743

Total liabilities	4,954,737	4,582,253

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2005 and 2004; 15,271,624 shares issued in 2005 and 15,271,479 in 2004)	208,368	106,036

Accumulated other comprehensive income, net of taxes	(5,519)	13,638

Retained earnings	467,057	521,275

Treasury stock (1,082,636 shares in 2005 and 975,950 shares in 2004)	(106,470)	(87,632)

Total stockholders’ equity	563,436	553,317

Total liabilities and stockholders’ equity	$5,518,173	$5,135,570

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004

Assets

Cash and due from banks	$147,063	$145,212	$148,214	$142,007

Federal funds sold	11,182	4,932	10,786	7,423

Interest bearing deposits	684	29	1,215	43

Investment securities	1,821,149	1,941,864	1,907,051	1,938,132

Loans (net of unearned interest)	3,286,412	2,836,341	3,266,610	2,790,978

Allowance for possible loan losses	70,979	64,757	71,052	64,492

Loans, net	3,215,433	2,771,584	3,195,558	2,726,486

Bank premises and equipment, net	47,231	36,198	46,110	36,239

Other assets	292,495	198,955	286,574	189,813

Total assets	$5,535,237	$5,098,774	$5,595,508	$5,040,143

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$645,916	$570,975	$635,576	$564,050

Interest-bearing	3,196,983	2,981,788	3,204,540	2,946,887

Total deposits	3,842,899	3,552,763	3,840,116	3,510,937

Borrowings	1,049,351	954,543	1,119,570	929,700

Other liabilities	78,102	66,478	75,077	66,713

Total liabilities	4,970,352	4,573,784	5,034,763	4,507,350

Stockholders’ Equity:
Common stock	208,368	106,014	208,343	105,940

Accumulated other comprehensive income, net of taxes	2,672	(607)	5,224	10,577

Retained earnings	452,977	507,747	441,449	496,245

Treasury stock	(99,132)	(88,164)	(94,271)	(79,969)

Total stockholders’ equity	564,885	524,990	560,745	532,793

Total liabilities and stockholders’ equity	$5,535,237	$5,098,774	$5,595,508	$5,040,143